Union Carbide Corporation and Subsidiaries	EXHIBIT 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Richard A. Wells, President and Chief Executive Officer of Union Carbide Corporation (the “Corporation”), certify that:

1.
the Annual Report on Form 10-K of the Corporation for the year ended December 31, 2018 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ RICHARD A. WELLS
Richard A. Wells President and Chief Executive Officer February 11, 2019

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